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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2001

                           WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

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
          Delaware                           0-028176                            36-1433610
(State or Other Jurisdiction         (Commission File Number)         (IRS Employer Identification No.)
      of Incorporation)

155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code:  312-782-6800


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.
          -------------

                  On June 6, 2001, the Registrant conducted its annual meeting of stockholders. A copy of the presentation made by the Registrant at the annual meeting is attached hereto as Exhibit 99.



Item 7.  Exhibits.
         ---------

(c)      Exhibits:
         ---------

         99 Presentation made by the Registrant at its annual meeting of stockholders





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITEHALL JEWELLERS, INC.
                                                  (Registrant)


                                            By:  /s/ John R. Desjardins
                                                 -------------------------------
                                                    John R. Desjardins
                                                    Executive Vice President
                                                    and Secretary
Date:  June 6, 2001




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                                  EXHIBIT INDEX

            The following exhibit is filed herewith as noted below.

Exhibit No.                          Exhibit
-----------                          -------
99 Presentation made by the Registrant at its annual meeting of stockholders




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